EXHIBIT 23-2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 27, 1997, included in Horizon/CMS Healthcare Corporation's Annual Report on Form 10-K/A Amendment No. 1 for the year ended May 31, 1997, and to all references to our Firm included in this registration statement.




                                                  ARTHUR ANDERSEN LLP


Albuquerque, New Mexico
September 23, 1997